Investor Presentation Q2 2019 Jeff Deuel, Chief Executive Officer Bryan McDonald, Chief Operating Officer Don Hinson, Chief Financial Officer

FORWARD – LOOKING STATEMENT This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention, might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loan) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. Heritage cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to Heritage. Heritage does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the third quarter of 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect Heritage’s operating and stock price performance. 2

COMPANY OVERVIEW 3

OVERVIEW Overview NASDAQ Symbol HFWA Market Capitalization $1.09 billion Institutional Ownership 83.0% Total Assets $5.38 billion Headquarters Olympia, WA # of Branches 62 Year Established 1927 Note: Totals assets as of June 30, 2019 and market information as of July 24, 2019 4

MANAGEMENT TEAM Banking HFWA Previous Name Age Position Experience Service Experience Jeff Deuel 61 Chief Executive Officer of Heritage Bank 36 years 9 years JPMChase/WAMU, CoreStates Bank Don Hinson 57 EVP and Chief Financial Officer 24 years 14 years Banking Practice of National Accounting Firm Bryan McDonald 47 EVP and Chief Operating Officer 24 years 13 ½ years WBCO, WAMU, WestOne Bank/U.S. Bank Dave Spurling 65 EVP and Chief Credit Officer 26 years 18 years Bank of America Cindy Huntley 56 EVP and Director of Retail Banking 30 years 30 years Tom Henning 57 EVP and Chief Risk Officer 32 years 3 years Bank United (FL), WAMU Bill Glasby 45 EVP and Chief Technology Officer 23 years 1 ½ years JPMChase/WAMU Sabrina Robison 50 SVP and Chief Human Resources Officer 32 years 32 years 5

COMPANY STRATEGY Disciplined approach to acquisition  Completed acquisition of Puget Sound Bancorp, Inc. on January 16, 2018 opportunities ⦁  Completed acquisition of Premier Commercial Bancorp on July 2, 2018 Allocate capital to organically grow our core banking business Successful hiring of individuals and teams of bankers in Seattle and Portland ⦁  markets Achieving increased efficiencies with operational scale, internal focus on Improve operational efficiencies and  rationalize branch network improving processes and technology solutions ⦁  Closed/Consolidated 22 branches since beginning of 2010 Generate strong profitability and risk adjusted  1.20% return on average assets, annualized returns ⦁  12.27% return on average tangible equity, annualized Maintain underwriting standards and credit  0.38% NPA/Assets quality ⦁  Long track record of strong underwriting Focus on core deposits is key to franchise  30.3% non-interest bearing deposits value over the long term ⦁  0.37% cost of total deposits Proactive capital management  42% dividend payout ratio ⦁  Retain strong pro forma capital ratios 6 Note: Financial information as of and for the quarter-ending June 30, 2019

TRAJECTORY OF HFWA . HFWA has been the most acquisitive bank in Oregon and Washington since 2012 with 5 acquisitions* Where We’ve Been . 3x growth since 2012 – from $1.35 billion to $5.38 billion of assets . Post-WBCO merger – targeted execution by organically building a foothold in Seattle and Portland, and supplemented with strategic acquisitions of Puget Sound and Premier Commercial . HFWA has executed on its growth plan without any major issues nd Where We . 2 largest publicly traded, traditional commercial bank which is solely focused in Pacific Northwest** Are Now . Scarcity value from the perspective of an investor, or an acquiror . Strength of currency – $1.09B market cap., and average trading volume of $3.76MM per day*** . Strong reputation and credibility in the marketplace – succinct communication and execution of strategic plan . Fortress balance sheet – capital, liquidity, lack of leverage, core deposit base and credit quality . Deep management bench and strong, dedicated culture – team in place to manage HFWA for long-term . Well positioned to create shareholder value *For M&A transactions announced since 1/1/2012 for companies headquartered in Oregon or Washington **Excludes UMPQ, WAFD, BANR and HMST, since each company has operations outside of Oregon/Washington/Idaho ***As of July 24, 2019 7

# DEPOSIT MARKET SHARE – LAST 10 YEARS

Heritage Financial CORPORATION

Washington & Oregon - 2008

| Rank | Institution (State) | Deposits in Market | Market Share |
|---|---|---|---|
| 1 | Bank of America Corp. (NC) | $ 32,880,496 | 20.36% |
| 2 | U.S. Bancorp (MN) | $ 18,200,191 | 11.27% |
| 3 | Washington Mutual Inc. (WA) | $ 18,044,059 | 11.17% |
| 4 | Wells Fargo & Co. (CA) | $ 13,983,430 | 8.66% |
| 5 | KeyCorp (OH) | $ 11,282,327 | 6.99% |
| 6 | Sterling Financial Corp. (WA) | $ 6,314,532 | 3.91% |
| 7 | Washington Federal Inc. (WA) | $ 4,697,167 | 2.91% |
| 8 | Umpqua Holdings Corp. (OR) | $ 3,683,451 | 2.28% |
| 9 | Banner Corp. (WA) | $ 3,511,650 | 2.17% |
| 10 | Frontier Financial Corp. (WA) | $ 3,303,562 | 2.05% |
| 11 | Columbia Banking System Inc. (WA) | $ 2,401,217 | 1.49% |
| 12 | W.T.B. Financial Corp. (WA) | $ 2,355,857 | 1.46% |
| 13 | West Coast Bancorp (OR) | $ 2,082,385 | 1.29% |
| 14 | HomeStreet Inc. (WA) | $ 1,268,125 | 0.79% |
| 15 | Cascade Bancorp (OR) | $ 1,142,435 | 0.71% |
| 16 | AmericanWest Bancorp. (WA) | $ 1,100,332 | 0.68% |
| 17 | Horizon Financial Corp. (WA) | $ 1,097,107 | 0.68% |
| 18 | Yakima Federal S&L Assoc. (WA) | $ 1,094,393 | 0.68% |
| 19 | BNP Paribas SA | $ 1,001,691 | 0.62% |
| 20 | Cascade Financial Corp. (WA) | $ 993,356 | 0.62% |
| 21 | City Bank (WA) | $ 955,179 | 0.59% |
| 22 | Columbia Bancorp (OR) | $ 939,992 | 0.58% |
| 23 | Venture Financial Group Inc. (WA) | $ 916,882 | 0.57% |
| 24 | First Financial Northwest Inc. (WA) | $ 867,502 | 0.54% |
| 25 | Peoples Bancorp (WA) | $ 845,949 | 0.52% |
| 26 | Cashmere Valley Financial Corp. (WA) | $ 841,611 | 0.52% |
| 27 | Heritage Financial Corp. (WA) | $ 802,020 | 0.50% |
| 28 | Liberty Financial Group Inc. (OR) | $ 778,222 | 0.48% |
| 29 | Washington Banking Co. (WA) | $ 733,643 | 0.45% |
| 30 | First Independent Investment Group Inc. (WA) | $ 684,404 | 0.42% |
| 31 | Pacific Continental Corp. (OR) | $ 676,993 | 0.42% |
| 32 | PremierWest Bancorp (OR) | $ 664,006 | 0.41% |
| 33 | Riverview Bancorp Inc. (WA) | $ 630,220 | 0.39% |
| 34 | Olympic Bancorp Inc. (WA) | $ 626,828 | 0.39% |
| 35 | Zions Bancorp. NA (UT) | $ 571,565 | 0.35% |
| 36 | Whitman Bancorp. Inc. (WA) | $ 527,546 | 0.33% |
| 37 | Washington First Financial Group Inc. (WA) | $ 514,572 | 0.32% |
| 38 | First Federal S&L Assoc. of Port Angeles (WA) | $ 495,891 | 0.31% |
| 39 | Skagit Bancorp Inc. (WA) | $ 486,490 | 0.30% |
| 40 | Timberland Bancorp Inc. (WA) | $ 480,261 | 0.30% |
| | Total For Institutions In Market | $ 161,492,273 | |
| | Out of 148 Institutions | | |

Washington & Oregon - 2013

| Rank | Institution (State) | Deposits in Market | Market Share |
|---|---|---|---|
| 1 | Bank of America Corp. (NC) | $ 34,290,015 | 19.44% |
| 2 | U.S. Bancorp (MN) | $ 24,912,264 | 14.12% |
| 3 | Wells Fargo & Co. (CA) | $ 22,985,222 | 13.03% |
| 4 | JPMorgan Chase & Co. (NY) | $ 15,638,062 | 8.87% |
| 5 | KeyCorp (OH) | $ 11,805,664 | 6.69% |
| 6 | Washington Federal Inc. (WA) | $ 6,216,841 | 3.52% |
| 7 | Columbia Banking System Inc. (WA) | $ 5,840,021 | 3.31% |
| 8 | Umpqua Holdings Corp. (OR) | $ 5,499,385 | 3.12% |
| 9 | Sterling Financial Corp. (WA) | $ 5,203,136 | 2.95% |
| 10 | Mitsubishi UFJ Financial Group Inc. | $ 3,474,540 | 1.97% |
| 11 | Banner Corp. (WA) | $ 3,255,301 | 1.85% |
| 12 | W.T.B. Financial Corp. (WA) | $ 3,180,411 | 1.80% |
| 13 | HomeStreet Inc. (WA) | $ 1,612,978 | 0.91% |
| 14 | SKBHC Holdings LLC (WA) | $ 1,550,759 | 0.88% |
| 15 | Washington Banking Co. (WA) | $ 1,410,804 | 0.80% |
| 16 | Yakima Federal S&L Assoc. (WA) | $ 1,402,048 | 0.79% |
| 17 | BNP Paribas SA | $ 1,314,955 | 0.75% |
| 18 | Heritage Financial Corp. (WA) | $ 1,227,045 | 0.70% |
| 19 | Peoples Bancorp (WA) | $ 1,119,301 | 0.63% |
| 20 | Cashmere Valley Bank (WA) | $ 1,094,353 | 0.62% |
| 21 | Pacific Continental Corp. (OR) | $ 1,074,590 | 0.61% |
| 22 | Opus Bank (CA) | $ 968,148 | 0.55% |
| 23 | East West Bancorp Inc. (CA) | $ 924,708 | 0.52% |
| 24 | Olympic Bancorp Inc. (WA) | $ 807,112 | 0.46% |
| 25 | HSBC Holdings PLC | $ 801,732 | 0.45% |
| 26 | Cascade Bancorp (OR) | $ 799,971 | 0.45% |
| 27 | Zions Bancorp. NA (UT) | $ 774,168 | 0.44% |
| 28 | Skagit Bancorp Inc. (WA) | $ 666,659 | 0.38% |
| 29 | Riverview Bancorp Inc. (WA) | $ 660,249 | 0.37% |
| 30 | First Financial Northwest Inc. (WA) | $ 642,130 | 0.36% |
| 31 | First Federal S&L Assoc. of Port Angeles (WA) | $ 598,820 | 0.34% |
| 32 | Timberland Bancorp Inc. (WA) | $ 596,187 | 0.34% |
| 33 | Pacific Financial Corp. (WA) | $ 591,430 | 0.34% |
| 34 | Baker Boyer Bancorp (WA) | $ 467,717 | 0.27% |
| 35 | Olympia Federal S&L Association (WA) | $ 464,913 | 0.26% |
| 36 | Home Federal Bancorp Inc. (ID) | $ 451,386 | 0.26% |
| 37 | First Citizens BancShares Inc. (NC) | $ 415,562 | 0.24% |
| 38 | Citizens Bancorp (OR) | $ 404,324 | 0.23% |
| 39 | Coastal Financial Corp. (WA) | $ 349,343 | 0.20% |
| 40 | Evergreen Federal Bank (OR) | $ 335,918 | 0.19% |
| | Total For Institutions In Market | $ 176,371,225 | |
| | Out of 120 Institutions | | |

Washington & Oregon - 2018

| Rank | Institution (State) | Deposits in Market | Market Share |
|---|---|---|---|
| 1 | Bank of America Corp. (NC) | $ 44,237,999 | 18.54% |
| 2 | U.S. Bancorp (MN) | $ 32,522,324 | 13.63% |
| 3 | Wells Fargo & Co. (CA) | $ 31,169,982 | 13.06% |
| 4 | JPMorgan Chase & Co. (NY) | $ 25,954,961 | 10.88% |
| 5 | KeyCorp (OH) | $ 16,251,279 | 6.81% |
| 6 | Umpqua Holdings Corp. (OR) | $ 13,850,214 | 5.80% |
| 7 | Columbia Banking System Inc. (WA) | $ 9,828,904 | 4.12% |
| 8 | Washington Federal Inc. (WA) | $ 7,779,381 | 3.26% |
| 9 | Banner Corp. (WA) | $ 7,469,042 | 3.13% |
| 10 | W.T.B. Financial Corp. (WA) | $ 4,721,199 | 1.98% |
| 11 | Heritage Financial Corp. (WA) | $ 4,311,623 | 1.81% |
| 12 | HomeStreet Inc. (WA) | $ 3,778,213 | 1.58% |
| 13 | First Interstate BancSystem Inc. (MT) | $ 2,491,749 | 1.04% |
| 14 | Mitsubishi UFJ Financial Group Inc. | $ 2,430,961 | 1.02% |
| 15 | BNP Paribas SA | $ 2,125,519 | 0.89% |
| 16 | Peoples Bancorp (WA) | $ 1,528,683 | 0.64% |
| 17 | Yakima Federal S&L Assoc. (WA) | $ 1,332,980 | 0.56% |
| 18 | Cashmere Valley Bank (WA) | $ 1,324,674 | 0.56% |
| 19 | East West Bancorp Inc. (CA) | $ 1,294,285 | 0.54% |
| 20 | FS Bancorp Inc. (WA) | $ 1,248,181 | 0.52% |
| 21 | Opus Bank (CA) | $ 1,163,150 | 0.49% |
| 22 | Zions Bancorp. NA (UT) | $ 1,113,834 | 0.47% |
| 23 | Timberland Bancorp Inc. (WA) | $ 1,036,179 | 0.43% |
| 24 | Olympic Bancorp Inc. (WA) | $ 1,007,194 | 0.42% |
| 25 | HSBC Holdings PLC | $ 997,992 | 0.42% |
| 26 | Riverview Bancorp Inc. (WA) | $ 991,166 | 0.42% |
| 27 | First Republic Bank (CA) | $ 902,660 | 0.38% |
| 28 | First Northwest Bancorp (WA) | $ 897,347 | 0.38% |
| 29 | First Financial Northwest Inc. (WA) | $ 862,937 | 0.36% |
| 30 | Pacific Financial Corp. (WA) | $ 767,545 | 0.32% |
| 31 | Coastal Financial Corp. (WA) | $ 746,209 | 0.31% |
| 32 | Citizens Bancorp (OR) | $ 649,005 | 0.27% |
| 33 | Glacier Bancorp Inc. (MT) | $ 557,946 | 0.23% |
| 34 | Sound Financial Bancorp Inc. (WA) | $ 541,979 | 0.23% |
| 35 | Baker Boyer Bancorp (WA) | $ 525,182 | 0.22% |
| 36 | Olympia Federal S&L Assoc. (WA) | $ 509,256 | 0.21% |
| 37 | Cathay General Bancorp (CA) | $ 450,986 | 0.19% |
| 38 | Seattle Bank (WA) | $ 449,265 | 0.19% |
| 39 | PTB Corp. (OR) | $ 435,179 | 0.18% |
| 40 | Evergreen Federal Bank (OR) | $ 400,378 | 0.17% |
| | Total For Institutions In Market | $ 238,651,307 | |
| | Out of 86 Institutions | | |

Source: S&P Global Market Intelligence, deposit data as of June 30 of each year
Note: All dollars in thousands

8

STRONG AND DIVERSE ECONOMIC LANDSCAPE . Thriving local economy with job growth in technology and Headquartered in Western Washington aerospace sectors . Washington named #2 on CNBC’s list of “America’s Top States for Business in 2018”(1) . Seattle has the best market for STEM professionals (science, technology, education and math)(2) . Seattle’s economy ranks as the 11th largest in the country by GDP, and the 2nd fastest growing metro(3) . Seattle’s population grew 15.1% from 2010 to 2019(4) . Median household income for Seattle and Bellevue is $91,214 and $120,966, respectively, which is 44% and 91% higher than the national average of $63,174(4) . Fortune 500 companies headquartered in Seattle-Bellevue MSA, Major Operations in Western Washington include: Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks Note: Information for Seattle MSA, where available (1) www.cnbc.com (2) www.wallethub.com (3) Bureau of Economic Analysis; rank among metros with populations greater than two million 9 (4) S&P Global Market Intelligence, Claritas. Data is as of January 1 for respective year

WHERE THE CRANES ARE Source: The Seattle Times – January 15, 2019 10

SEATTLE METRO MARKET • Seattle Metro market is one of the fastest growing in the country • Annual population growth for the Seattle MSA has exceeded the average growth rate for the Top 15 MSAs, and is expected to grow at 1.3% CAGR over next five years • Median household income for the Seattle MSA has trended above the Top 15 MSAs and the U.S., and is expected to reach $99k by 2024 Annual Population Growth 2.5% 2.03% 2.04% 2.0% 1.89% 1.88% 1.65% 1.56% 1.46% 1.5% 1.33% 1.21% 1.21% 1.21% 1.21% 1.14% 0.90% 0.93% 0.93% 0.90% 1.0% 0.84% 0.83% 0.79% 0.74% 0.71% 0.61% 0.70% 0.56% 0.43% 0.5% 0.11% 0.0% 2012 2013 2014 2015 2016 2017 2018 2019 2019-2024 Seattle MSA Top 15 MSAs U.S. Median Household Income $120 $99 $100 $87 $82 $75 $78 $80 $71 $71 $66 $68 $69 $69 $63 $65 $62 $64 $63 $58 $57 $58 $59 $61 $54 $56 $57 $60 $50 $49 $52 $40 $20 $- 2012 2013 2014 2015 2016 2017 2018 2019 2019-2024 Seattle MSA Top 15 MSAs U.S. Source: S&P Global Market Intelligence, Claritas Note: Date for actuals, estimates and projections is as of January 1 of respective year 11 Note: All dollars in thousands

HISTORICAL GROWTH $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Note: All dollars in millions; Acquired Assets include purchase accounting adjustments goodwill and adjustments accounting purchase include Assets Acquired millions; in dollars All Note: 6/30/2019 as of financials, Company Source: . $- In addition to organic growth, HFWA has completed 8 whole bank mergers FDIC 2 and mergers bank whole 8 completed has HFWA growth, organic to addition In 1998 $74 $74M in assets in $74M with Bancorporation Pacific North Acquired $401 Inc. withInc. $61M in assets Bancshares Independent Washington Acquired 1999 $61 $450 2000 $574 2001 $610 2002 $595 2003 $641 2004 $697 with $57M in assets in with $57M Bancorp Washington Western Acquired 2005 $751 – 2006 Organic $57 ORGANIC AND ACQUISITIVE AND ORGANIC $796 2007 $886 2008 Acquired Assets Acquired 12 $946 respectively assets, in $345M and $211M acquiring Bank Cowlitz and Bank Commercial 2FDIC deals Completed 2009 Commercial Bank with Bank Commercial Northwest and Inc. Bancshares, Community Valley Acquired $1,015 respectively assets, in $65M and 2010 $556 $812 2011 $1,369 - Pierce Pierce Company with $1.7B in assets in $1.7B with Company Banking Washington with Merger 2012 $ - $1,346 254M assisted transactions since 1998. since transactions assisted 2013 $319 $1,340 $1,747 $1,747 2014 with $639M in assets in with $639M Bancorp Sound Puget of acquisition Completed $1,712 2015 $3,651 2016 $3,879 assets in with $440M Bancorp Commercial Premier of acquisition Completed 2017 $4,113 $1,079 $1,079 2018 $4,238 2019 Q2 $5,377

SEATTLE METRO MARKET • $1.64 billion in total funds under management in the Seattle/Bellevue markets King County Funds Under Management = Loans + Deposits* $1,800 $1,595 $1,630 $1,635 $1,600 $1,570 $1,485 $1,515 $1,400 $658 $684 $660 $648 $1,200 $602 $623 $1,000 $800 $598 $600 $102 $947 $972 $892 $910 $951 $400 $883 $496 $200 $- Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 HFWA Branch Loans Deposits Source: Company financials as of 6/30/2019 Note: All dollars in millions * Deposits include Seattle and Bellevue branch deposits as well as deposits managed by commercial bankers in these two branches. 13

PORTLAND METRO MARKET • $880 million in total funds under management in the Portland MSA Portland/Vancouver Funds Under Management = Loans + Deposits* $1,000 $878 $920 $880 $900 $866 $800 $700 $491 $447 $434 $437 $600 $500 $400 $300 $206 $174 $429 $200 $155 $431 $431 $443 $112 $100 $88 $103 $67 $71 $94 HFWA Branch $- Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Loans Deposits Source: Company financials as of 6/30/2019 Note: All dollars in millions * Loans and Deposits include Portland MSA and Vancouver balances. 14

FUTURE GROWTH AND OPPORTUNITIES Pacific Northwest Banking Landscape Expected Consolidation and Future Opportunities • Significant number of banks remaining in HFWA footprint, further consolidation is expected - 12 banks between $200 and $500 million in assets - 4 banks between $500 million and $1.0 billion in assets - 8 banks between $1.0 billion and $2.0 billion in assets • HFWA positioned to be the acquiror of choice in the Pacific Northwest Bank Headquarters Note: Financial information as of the most recent quarter publicly available 15

FINANCIAL UPDATE 16

SECOND QUARTER UPDATE • Diluted earnings per share were $0.43 for the quarter compared to $0.35 for the quarter ended June 30, 2018 • Regular dividend declared on July 24, 2019 of $0.19 per share • Net interest margin increased 11 basis points to 4.33% for the quarter ended June 30, 2019 from 4.22% for the quarter ended June 30, 2018 • Return on average assets was 1.20% and return on average tangible common equity was 12.27% for the quarter ended June 30, 2019 • Jeffrey J. Deuel succeeded Brian L. Vance as CEO of Heritage Financial Corporation and joins the Board effective July 1, 2019 • Brian L. Vance was named the Executive Board Chair and former Chair Brian S. Charneski was named Lead Independent Director effective July 1, 2019 Source: Company financials, as of 6/30/2019 17

BALANCE SHEET MIX Loan Portfolio (1) Deposit Base Total Asset Mix • 5.28% loan yield in Q2 2019 • 0.37% cost of total deposits in Q2 2019 • 85.5% loan / deposit ratio • 43.5% of loans are C&I and owner- • 88.4% of deposits are non-maturity • 20.5% of assets are cash and securities occupied CRE • $4.3 billion in total deposits • $3.7 billion billion in total loans* Source: Company financials, as of 6/30/2019 Note: All dollars in millions (1) As a percentage of gross loans receivable * Includes total loans receivable, net and loans held for sale 18

BALANCE SHEET TRENDS Loans* Deposits Investment Securities FHLB Advances Source: Company financials, as of 6/30/2019 Note: End of period balances. All dollars in millions *Loans include loans receivable, net and loans held for sale 19 **Includes taxable and tax-exempt securities without adjustment for tax-equivalent basis

NET INTEREST MARGIN Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 6/30/2019 *Impact on net interest margin from incremental accretion on purchased loans 20

CORE DEPOSIT FRANCHISE • Low cost of deposits despite increases in Fed Funds Rate Deposit Mix Cost of Deposits vs. Fed Funds Rate • Non-Interest Bearing Demand: 13% CAGR • Total Deposits: 8% CAGR Source: Company financials, as of 6/30/2019 21

PROFITABILITY TRENDS ROAA ROATCE Noninterest Expense/Avg. Assets Earnings per Share Source: Company financials, as of 6/30/2019 Note: All dollars in thousands, except per share *The ROAA and Earnings per Share metrics are adjusted for merger-related expenses and the consultant agreement buyout net of tax effect and the ROATCE and noninterest expense to average assets metrics are also adjusted for CDI amortization expense net of tax effect. Refer to the Appendix for non-GAAP measures. 22

CREDIT QUALITY TRENDS • Maintaining high standards for credit quality and a low ratio of NPAs / Assets Non-Performing Assets and Allowance for Loan Losses Source: Company financials, as of 6/30/2019 23

CAPITAL RATIO TRENDS Tangible Common Equity Ratio (1) Leverage Ratio Tier-1 Capital Ratio Risk Based Capital Ratio (1) Non-GAAP measure excludes goodwill and other intangible assets 24 Source: Company financials, as of 6/30/2019

SHAREHOLDER RETURN 25

TOTAL SHAREHOLDER RETURN Total Return* – Last Two Years Ticker HFWA Exchange NASDAQ 50.0% 40.0% Stock Price $ 29.60 Market Cap. ($MM) $ 1,090 30.0% +27.2% Dividend Yield (Regular Div. Only) 2.43% 20.0% +18.3% Average Daily Volume (3 Mo.) 10.0% +12.6% Avg. Daily Volume (Shares) 126,949 0.0% +2.1% Avg. Daily Volume ($000s) $ 3,758 -10.0% 52-Week High and Low Price -20.0% 52-Week High (9/10/2018) $ 37.40 7/24/2017 1/24/2018 7/24/2018 1/24/2019 7/24/2019 52-Week Low (6/03/2019) $ 27.81 S&P 500 SNL Bank SNL U.S. Bank $1B-$5B HFWA Per Share Tg. Book Value Per Share $ 14.03 - - EPS - 2019E** $ 1.98 Dividends Per Share*** EPS - 2020E** $ 2.10 Number of Research Analysts 7 Valuation Ratios Price / Tg. Book Value 211.0% Price / 2019E EPS** 14.9x Price / 2020E EPS** 14.1x Source: SNL Financial, as of July 24, 2019 Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion *Total return includes stock price appreciation and reinvested dividends **Average Street EPS estimates, per FactSet Research Systems, Inc. 26 ***Dividends based on date declared

SUPERIOR MARKET PERFORMANCE . HFWA has outperformed the broader market since its last 4 acquisitions – in each case, the shareholders of the acquired bank received better returns owning HFWA stock vs. the KBW Regional Bank Index Market Performance Price Performance Total Return* Announce KBW Regional HFWA vs. Acquisitions Date Bank Index HFWA Index HFWA Premier Commercial Bancorp 3/8/2018 -13.3% -8.8% 4.5% -6.1% Puget Sound Bancorp, Inc. 7/26/2017 -3.0% 4.5% 7.5% 9.4% Washington Banking Company 10/23/2013 37.8% 78.5% 40.7% 109.7% Valley Community Bancshares, Inc. 3/12/2013 68.2% 98.7% 30.5% 137.4% Since 2012 12/30/2011 104.6% 125.9% 21.3% 187.1% Premier Commercial Bancorp $40.00 Since Announcement HFWA: -8.8% KBW Reg'l Index: -13.3% $35.00 Stock Price: $31.10 $30.00 Valley Community Bancshares, Inc. $25.00 Since Announcement HFWA: 98.7% KBW Reg'l Index: 68.2% $20.00 Stock Price: $14.28 Puget Sound Bancorp, Inc. Since Announcement $15.00 HFWA: 4.5% Washington Banking Company KBW Reg'l Index: -3.0% Stock Price: $27.15 Since Announcement $10.00 HFWA: 78.5% KBW Reg'l Index: 37.8% Stock Price: $15.89 $5.00 2012 2013 2014 2015 2016 2017 2018 2019 HFWA KBW Regional Bank Indexed to HFWA Source: S&P Global Market Intelligence, market data as of 7/25/2019 27 *Including dividends

HISTORY OF GROWING DIVIDENDS Quarterly cash dividend increased 20% year-over-year to $0.18 per share in Q2 2019 • Increased quarterly dividend six times since 2015 ⦁ • Paid a special dividend for four consecutive years since 2015 - - Dividend yield of 2.64%* ⦁ Quarterly Cash Dividends Source: SNL Financial, as of June 30, 2019 *Yield represents LTM regular and special dividends and closing stock price on July 24, 2019 of $29.60 28

INVESTMENT THESIS • Significant scarcity value as a $5+ billion commercial bank in the Pacific Northwest • Located in key markets in Western Washington – one of the strongest economic regions in the country • Proven track record of executing on M&A – Financially and strategically rewarding for shareholders • Long track record of profitability • Disciplined capital management • Conservative credit strategy and track record of strong underwriting • Committed to increasing shareholder value 29

APPENDIX 30

NON-GAAP FINANCIAL MEASURES Adjusted Return on Average Assets 2018 Dollars in thousands 2017 Q1 Q2 Q3 Q4 YTD Q1 2019 Q2 2019 Net Income (GAAP) $41,791 $9,087 $11,857 $15,504 $16,609 $53,057 $16,552 $15,984 Exclude acquisition- related expenses 810 4,808 880 3,402 1,301 10,391 132 — Exclude consultant agreement buyout — — 1,693 — — 1,693 — — Exclude tax effect of adjustments (284) (1,011) (540) (714) (273) (2,538) (28) — Adjusted net income (non- GAAP) 42,317 12,884 13,890 18,192 17,637 62,603 16,656 15,984 Exclude dividends and undistributed earnings allocated to participating securities (293) (144) (60) (48) (70) (322) (52) (48) Adjusted net income allocated to common shareholders (non-GAAP) 42,024 12,740 13,830 18,144 17,567 62,281 16,604 15,936 Average Assets 3,981,352 4,553,585 4,726,719 5,278,565 5,325,376 4,974,018 5,317,325 5,350,805 Return on average assets, annualized (GAAP) 1.05% 0.81% 1.01% 1.17% 1.24% 1.07% 1.26% 1.20% Adjusted return on average assets, annualized (non- GAAP) 1.06% 1.15% 1.18% 1.37% 1.31% 1.26% 1.27% 1.20% 31

NON-GAAP FINANCIAL MEASURES Adjusted Return on Average Tangible Common Equity 2018 Dollars in thousands 2017 Q1 Q2 Q3 Q4 YTD Q1 2019 Q2 2019 Net Income (GAAP) $41,791 $9,087 $11,857 $15,504 $16,609 $53,057 $16,552 $15,984 Exclude acquisition- related expenses 810 4,808 880 3,402 1,301 10,391 132 — Exclude consultant agreement buyout — — 1,693 — — 1,693 — — Exclude amortization of intangible assets 1,286 795 796 1,114 1,114 3,819 1,025 1,026 Exclude tax effect of adjustments (734) (1,178) (707) (948) (507) (3,340) (243) (215) Adjusted tangible net income (non-GAAP) 43,153 13,512 14,519 19,072 18,517 65,620 17,466 16,795 Average stockholders' equity (GAAP) 499,776 614,974 636,735 744,389 750,165 687,094 766,451 782,719 Exclude average intangible assets (125,774) (191,335) (203,838) (262,644) (262,177) (230,282) (261,194) (260,167) Average tangible common stockholders' equity (non- GAAP) 374,002 423,639 432,897 481,745 487,988 456,812 505,257 522,552 Return on average tangible common equity, annualized (non-GAAP) 11.17% 8.70% 10.99% 12.77% 13.50% 11.61% 13.29% 12.27% Adjusted return on average tangible common equity, annualized (non-GAAP) 11.54% 12.94% 13.45% 15.71% 15.05% 14.36% 14.02% 12.89% 32

NON-GAAP FINANCIAL MEASURES Adjusted NIE / Average Assets 2018 Dollars in thousands 2017 Q1 Q2 Q3 Q4 YTD Q1 2019 Q2 2019 Noninterest expense (GAAP) $110,575 $36,747 $35,706 $39,597 $37,345 $149,395 $36,525 $37,547 Exclude acquisition- related expenses (810) (4,808) (880) (3,402) (1,301) (10,391) (132) — Exclude consultant agreement buyout — — (1,693) — — (1,693) — — Exclude amortization of intangible assets (1,286) (795) (796) (1,114) (1,114) (3,819) (1,025) (1,026) Adjusted noninterest expense (non-GAAP) 108,479 31,144 32,337 35,081 34,930 133,492 35,368 36,521 Average Assets 3,981,352 4,553,585 4,726,719 5,278,565 5,325,376 4,974,015 5,317,325 5,350,805 Noninterest expense to average assets, annualized (GAAP) 2.78% 3.27% 3.03% 2.98% 2.78% 3.00% 2.79% 2.81% Adjusted noninterest expense to average assets, annualized (non-GAAP) 2.72% 2.77% 2.74% 2.64% 2.60% 2.68% 2.70% 2.74% 33

NON-GAAP FINANCIAL MEASURES Adjusted Earnings per Share 2018 Dollars in thousands, except per share amounts 2017 Q1 Q2 Q3 Q4 YTD Q1 2019 Q2 2019 Net Income (GAAP) $41,791 $9,087 $11,857 $15,504 $16,609 $53,057 $16,552 $15,984 Exclude acquisition- related expenses 810 4,808 880 3,402 1,301 10,391 132 — Exclude consultant agreement buyout — — 1,693 — — 1,693 — — Exclude tax effect of adjustments (284) (1,011) (540) (714) (273) (2,538) (28) — Adjusted net income (non- GAAP) 42,317 12,884 13,890 18,192 17,637 62,603 16,656 15,984 Exclude dividends and undistributed earnings allocated to participating securities (293) (144) (60) (48) (70) (322) (52) (48) Adjusted net income allocated to common shareholders (non-GAAP) 42,024 12,740 13,830 18,144 17,567 62,281 16,604 15,936 Diluted weighted average common shares 29,849,331 33,348,102 34,107,292 36,963,244 36,998,880 35,371,590 37,010,640 37,014,872 Diluted earnings per share (GAAP) $1.39 $0.27 $0.35 $0.42 $0.45 $1.49 $0.45 $0.43 Adjusted diluted earnings per share (non-GAAP) $1.41 $0.38 $0.41 $0.49 $0.47 $1.76 $0.45 $0.43 34